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                              THE GATEWAY TRUST

                      SUPPLEMENT DATED FEBRUARY 7, 1996

                                      TO

                         PROSPECTUS DATED MAY 1, 1995

===============================================================================


        The following material supplements the Propspectus dated May 1, 1995, of the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Gateway Small Cap Index Fund (the "Funds"), and particularly the information contained under "Investment Adviser" at page 19 of the Prospectus. Each of the Funds is a series of The Gateway Trust (the "Trust").

        Shareholders of the Funds approved a new investment advisory contract between the Funds and Gateway Investment Advisers, L.P. (the "Adviser"), which became effective December 15, 1995. The Adviser is the successor in interest to the assets, business and personnel of Gateway Investment Advisers, Inc.
("GIA"). GIA has acted as investment adviser since the formation of the Funds and is now the general partner of the Adviser with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments
Incorporated, an affiliate of Alex. Brown & Sons Incorporated ("Alex.
Brown"), a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland.

        Walter G. Sall, as Chairman and Trustee, and Peter W. Thayer, as President and Trustee, will maintain those positions with the Trust. The principal and controlling shareholders of GIA, Mr. Sall and J. Patrick Rogers, have been appointed Chairman and President of GIA, respectively.

        There has been no change in advisory fees paid by the Trust or management personnel of the Adviser as a result of the approval of the advisory contracts.

        The Adviser has entered into an Advisory Referral Agreement with Alex. Brown under which the Adviser will pay to Alex. Brown 0.50% per year of the average daily market value of those shares of the Funds that have been directed to the Adviser by Alex. Brown or any of its affiliates.

        Also effective December 15, 1995, the Adviser became the Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent for the Trust. This change will not affect the processing of an account or the services provided for the Funds' shareholders.